Q2 2020 Conference Call Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in U.S. or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in its Annual Report on Form 10-K, for the year ended December 31, 2019, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Second Quarter 2020 Summary Balance Sheet Solid Performance in a Challenging Environment Credit Management Allowance to loans of 1.17%, or 1.36% excluding PPP loans, compares with 1.08% in 1Q20 and 0.81% in 2Q19 NPLs/Total Loans and Leases of 99bps, or 91 bps excluding government guaranteed, down 32 bps and 27 bps from 1Q20 NPAs/Total Assets of 0.82% down 23 bps from 1Q20 Capital Management and Liquidity Strong capital levels with a CET1 ratio of 12.33% and total risk based capital ratio of 15.86% increasing 9 bps and 136 bps for the quarter Strong liquidity position with $2.7 billion in total funding availability at June 30, 2020 Completed $50 million sub debt raise to further strengthen capital position Quarterly cash dividend of $0.03 per share; representing a 12.5% dividend payout ratio Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Net income of $9.1 million, or $0.24 per diluted share, compared to $13.2 million in 2Q19 and $3.0 million in 1Q20 Provision for loans and lease losses of $15.5 million, an increase from $14.5 million in 1Q20 and $6.4 million in 2Q19 Net gain on loan sales increased to $6.5 million from $4.8 million in 1Q20 Pre-tax pre-provision net income(1) of $28.4 million, up from $18.5 million in 1Q20 Net interest income stable with prior quarter with average earning asset growth of 11.9% NIM of 3.71%, down 80 bps YoY and down 46 bps QoQ, with cost of deposits down 39 bps Non-interest income down 9.8% YoY but up 39.4% from 1Q20 Non-interest expense to average assets improved to 2.41% from 3.15% in 1Q20 Efficiency ratio of 53.70%, compared to 67.16% in 1Q20 ROAA of 0.59%; Pre-tax pre-provision ROAA(1) of 1.85% Total assets increased by $658.8 million, or 11.5% from 1Q20 and $1.0 billion, or 18.6% from 2Q19 Total deposits increased by 17.0% over 1Q20 to $5.0 billion, driven primarily by growth in non-interest bearing and other core deposits DDA up 37.0% over 1Q20; core deposits 20.7% over 1Q20 Total loans and leases increased by 13.8% over 1Q20 to $4.4 billion, driven primarily by PPP loans Loans and leases excluding impact of PPP loans $3.8 billion, total loans and leases decreased by 2.1% from 1Q20

Byline Bancorp, Inc.

COVID-19 Response and PPP Program

Implemented a phased-in return to the workplace approach **beginning June 29; 70-80%** WFH through end of year

~70% of all locations remain open with access to drive-up and lobby appointment service

Funded over **$630 million** of PPP loans by processing over **3,600** applications

Assisted our clients by processing **~1,800 payment deferrals** and **~$639 million**

Actively supporting **community organizations** and participating in **local programs and initiatives**

PPP Loan Production Details

Over 3,600
Applications Processed

$168,000
Average Loan Balance

$630 million
PPP Loans Funded

74%
# of Loans < $150,000

PPP by Industry


Other(1) 15%
Manufacturing 20%
Food Services 11%
Waste Management / Remediation Services 10%
Construction 9%
Prof., Scientific, and Tech. Services 8%
Wholesale Trade 7%
Health Care 7%
Retail Trade 7%
Other Services (except Public Administration) 6%

4

Note: PPP Data as of July 15, 2020
(1) Represents sectors with less than 5% of the PPP portfolio.

Loan and Lease Deferral Overview Deferrals Deferrals by Industry Note: Data as of July 16, 2020. Represents sectors with less than 5% of the total portfolio. Excludes PPP loans. Period % of Deferrals March 2020 26.2% April 2020 50.7% May 2020 13.8% June 2020 7.3% July 2020 2.0% Business Unit $ Balance (millions) % of Portfolio(2) # of Deferrals Commercial Banking $501.9 13.3% 503 Consumer Loans 21.7 0.6% 107 Leasing 40.2 1.1% 1,042 Government Guaranteed Lending 74.8 2.0% 164 Total $638.6 16.9% 1,816 Deferrals Extended (Additional 30 – 90 Days) $61.0 1.6% 86 Deferred Loan and Lease Details

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of June 30, 2020; Aggregate exposure to select COVID-19 industries ~ 10.5% of portfolio Restaurants represent the largest exposures at $141.7 million or 3.8% of total loans and leases By Industry Note: Excludes PPP loans.

Hotels Portfolio Characteristics Balance: $57.7 million Conventional: $36.5 million Leasing: $566,000 SBA: $20.7 million Guaranteed: $949,000 Average loan: $663,000 Largest loan: $10.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $21.2 million / 37% SBA subsidy: $14.0 million / 24% Select COVID-19 Industries Detail ($ in millions) Restaurants Portfolio Characteristics Balance: $141.7 million Conventional: $68.8 million Leasing: $3.0 million SBA: $70.0 million Guaranteed: $13.4 million Average loan: $219,000 Largest loan: $3.9 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $48.3 million / 34% SBA subsidy: $65.6 million / 46% Amusement Portfolio Characteristics Balance: $53.0 million Conventional: $20.8 million Leasing: $1.3 million SBA: $30.9 million Guaranteed: $8.5 million Average loan: $293,000 Largest loan: $5.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $12.4 million / 23% SBA subsidy: $28.5 million / 54% Note: Data as of June 30, 2020.

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $42.9 million Conventional: $31.0 million Leasing: $1.7 million SBA: $10.3 million Guaranteed: $345,000 Average loan: $186,000 Largest loan: $8.1 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $4.8 million / 11% SBA subsidy: $468,000 / 1% Select COVID-19 Industries Detail ($ in millions) Nursing Homes Portfolio Characteristics Balance: $49.3 million Conventional: $41.9 million Leasing: $665,000 SBA: $6.7 million Guaranteed: $177,000 Average loan: $1.0 million Largest loan: $14.6 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $25,000 / <1% SBA subsidy: $4.0 million / 8% Trucking Portfolio Characteristics Balance: $40.1 million Conventional: $34.7 million Leasing: $1.8 million SBA: $3.6 million Guaranteed: $512,000 Average loan: $271,000 Largest loan: $4.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $23.4 million / 58% SBA subsidy: $3.6 million / 9% Note: Data as of June 30, 2020.

Loan and Lease Trends ($ in millions) Loan & Lease Originations and Payoffs(1) Loans by Segment Originated and Acquired Loan & Lease Portfolio Total loans and leases were $4.4 billion at 2Q20, an increase of $530.9 million from the prior quarter Originated portfolio increased by $610.9 million Growth primarily driven by PPP loans Acquired portfolio decreased by $80.1 million Utilization of credit lines decreased by $5.0 million Payoff activity increased by $2.6 million versus 1Q20 $85.4 million in 2Q20 compared to $82.7 million in 1Q20 Line usage decreased to 58.5% in 2Q20 from 62.8% in 1Q20 (1) Excludes PPP Loans. Loans by Rate Type⁽¹⁾

Government-Guaranteed Lending ($ in millions) Managed SBA 7(a) and USDA Loans #2 SBA lender nationally; #1 lender in Illinois and Wisconsin and #3 in Indiana Leveraged SBA platform to originate approximately 3,600 PPP loans As part of coronavirus debt relief efforts, the SBA will pay 6 months of principal and interest for All current 7(a) and 504 loans in regular servicing status New 7(a) and 504 loans disbursed prior to September 27 Approximately 89% of all SBA 7(a) loans are receiving payment under the CARES Act Sector Concentration Represents sectors with less than 5% of the total portfolio. Total SBC Closed Loan Commitments

Total deposits increased $719.5 million to $5.0 billion Growth entirely attributable to increases in lower-cost deposit categories Money market demand deposits increased $129.5 million and time deposits decreased $74.9 million Non interest bearing increased to 35.7% of total deposits from 30.5% in 1Q20 Total deposit costs decreased 39 basis points from prior quarter Interest bearing deposit costs decreased 53 basis points from prior quarter Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest margin decreased 46 basis points to 3.71% from 1Q20 Excluding accretion income, net interest margin declined 39 basis points from 1Q20 Decline in earning asset yields due to decrease in short-term rates and addition of lower-yielding PPP loans Partially offset by significant decline in cost of deposits Yield on loans and leases excluding PPP 4.94% Average cost of deposits for month of June down to 29 bps compared to 36 bps for 2Q20 $573.0 million of CDs maturing in 2H20 with an average rate of 1.23% Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income increased $3.6 million from 1Q20 Higher net gains on sales of loans Decrease in loan servicing asset revaluation No securities sales during the quarter Volume Sold and Average Net Premiums Net Gains on Sales of Loans Small Business Capital $78.7 million of loan sales in 2Q20, compared to $61.0 million in 1Q20 Higher average premiums in June and July Loan servicing revenue increased 13.3% year over year

Non-Interest Expense Trends ($ in millions) Non-interest expenses was $37.0 million, down from $43.5 million in 1Q20 Lower salaries and employee benefits due to $4.5 million in deferred costs related to PPP loan originations Decline in other non-interest expense due to a decrease in impairment charges on assets held for sale Efficiency ratio of 53.70% improved from 67.16% in prior quarter, due to combination of higher revenue and lower non-interest expense Non-interest expense to average assets of 2.41%, compared with 3.15% in prior quarter Deposits per branch increased to $87.0 million vs. $74.4 million in 1Q20 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1)

Asset Quality Trends ($ in millions) Non-performing assets to total assets decreased to 0.82% in 2Q20 from 1.05% in 1Q20 NPLs/ Total Loans & Leases decreased by 32 bps to 0.99% in 2Q20 from 1.31% in 1Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) decreased to 0.91% in 2Q20 from 1.18% in 1Q20 Other real estate owned decreased by $0.6 million during the quarter NCOs/ average loans and leases increased to 57 bps in 2Q20 from 48 bps in 1Q20 Impacted by the resolution and charge-off of one previously identified C&I relationship ALLL/Loans and Leases increased to 1.17% in 2Q20 compared to 1.08% in 1Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.36% and NPLs/Loans and Leases was 1.16% in 2Q20 Acquisition accounting adjustments on acquired loans decreased to $19.3 million versus $25.9 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 1.17% 1.60% 1.08% 1.74% 1.86%

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base Loan growth funded through core deposits Access to $2.7 billion of liquidity available Loan / Deposit ratio of 88.62% Cash and cash equivalents of $139.9 million $63.4 million of cash at the holding company at 2Q20 CET1 of 12.33% and Total Capital Ratio of 15.86% Excess CET1 capital above conservation buffer of $239.2 million Raised $50.0 million subordinated debt during 2Q20 $780.9 million total stockholders equity TCE / TA was 9.55% for 2Q20 and 10.60% excluding PPP Common dividend of $0.03 per share for the quarter No share repurchases for the quarter Regulatory Capital

Appendix

Select COVID-19 Industries: Loan and Lease Pool by Industry ($ in thousands) Note: Data as of June 30, 2020.   Commercial Real Estate Residential Real Estate Construction Commercial and Industrial Installment and Other Leasing Financing Receivables PPP Total Restaurants $ 73,180 $ 625 $ - $ 64,977 $ - $ 2,959 $ 64,483 $ 206,224 Hotels 56,157 47 - 943 - 566 4,043 61,756 Amusement 25,721 - - 25,983 - 1,284 7,094 60,082 Nursing Homes 13,108 65 30,877 4,546 - 664 9,377 58,637 Truck Transportation 17,651 - 1,447 19,269 - 1,774 9,714 49,855 Religious & Non-Profit 33,277 1,164 1,097 5,728 - 1,663 13,413 56,342 Performing Arts & Sports 5,062 - - 5,195 - 447 1,468 12,172 Air Transportation - - - 1,975 - 75 528 2,578 Total Select COVID-19 Industries 224,156 1,901 33,421 128,616 - 9,432 110,120 507,646 Remaining Loans and Leases 1,126,800 668,863 212,582 1,202,533 3,758 167,396 501,544 3,883,476 Total Loans $ 1,350,956 $ 670,764 $ 246,003 $ 1,331,149 $ 3,758 $ 176,828 $ 611,664 $ 4,391,122

Projected Acquisition Accounting Accretion ($ in millions) Projected Accretion(1) ($ in millions) (1) Projections are updated quarterly, assumes no prepayments and are subject to change. Accretion as a Percentage of Total Revenue

PPP Impact on 2Q20 Financials At or for the Three Months Ended 6/30/20 Total Loans $626.6 million Average Loans $439.3 million Average Other Borrowings(1) $48.8 million Interest and Processing Fee Income $2.9 million Interest Expense $0.04 million Average Loan Yield excluding PPP 4.94% Deferred Loan Fee $19.7 million Average borrowings under the PPPLF

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)